FIRST AMENDMENT
                                       TO
          AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT




                  FIRST AMENDMENT ("First Amendment") dated as of June 20, 1997 to the Amended and Restated Revolving Credit and Security Agreement dated as of May 28, 1997 (as amended and waived to the dated hereof and as may be further amended, supplemented, modified or waived from time to time, the "Loan Agreement") by and among ALLSTATE FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia ("Borrower"), IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), the other lenders party to the Loan Agreement (IBJS, and each of the other lenders which may now or in the future be a party to the Loan Agreement, the "Lenders") and IBJS, as agent for the Lenders (IBJS, in such capacity, the "Agent").


                                   BACKGROUND


                  Borrower has requested that Agent and Lenders amend certain provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan
Agreement.

                  2. Amendments to Loan Agreement. Subject to satisfaction of the conditions set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 1.2 of the Loan Agreement is hereby amended as follows:

                           (i) the following defined terms are hereby added in
appropriate alphabetical order:

               "Allstate Factors" shall mean the Allstate Factors division of Borrower.

                "Allstate Factors Borrowing Base" shall have the meaning set forth in Section 2.2B(a).

                           "Allstate Factors Advances" shall mean the Advances
made to Allstate Factors pursuant to Section 2.2B(a) hereof.

                "Allstate Factors Lockbox Account" shall have the meaning set forth in Section 4.16(a).

                           "Allstate Factors Operating Account" shall have the
meaning set forth in Section 4.16(d).

                           "Amounts Due From Republic" shall mean, at any time,
all amounts or balances (i) due from Republic to Borrower (or Allstate Factors) at such time (whether or not payable at such time) and (ii) otherwise standing on the books of Republic to the credit of Borrower (or Allstate Factors) at such time, but only to the extent such amounts, balances or credits are payable directly to the Allstate Factors Lockbox Account under and in accordance with the terms of this Agreement and the Republic Intercreditor Agreement.

                           "First Amendment" shall mean the First Amendment
dated as of June 20, 1997 to Amended and Restated Revolving Credit and Security Agreement dated as of May 28, 1997.

                           "First Amendment Effective Date" shall mean the date
on which all conditions set forth in Section 4 of the First Amendment are satisfied or waived in writing by the Agent.

                           "Republic" shall mean Republic Business Credit
Corporation and shall include its successors and assigns.

                           "Republic Collateral" shall mean "Collateral" as
defined in Section 3 of the Republic Factoring Agreement.

                           "Republic Factoring Agreement" shall mean the
Factoring Agreement between Borrower (or Allstate Factors) and Republic in substantially the form attached hereto as Exhibit 1.2(e), together with such modifications thereto as Borrower and Republic may from time to time deem appropriate or desirable; provided, however, that no such modifications can be made, without Agent's prior approval, (i) at any time, to (a) the definition of "Collateral" set forth in Section 3 thereof, (b) Section 4 thereof or (c) the definition of "Receivables" set forth in Section 15 thereof, or (ii) following the occurrence and during the continuance of an Event of Default, any other Section thereof, such approval not to be unreasonably withheld.

                           "Republic Intercreditor Agreement" shall mean the
Subordination Agreement and Assignment of Monies Due Under Factoring Agreement among Republic, Agent and Borrower (or Allstate Factors) in substantially the form attached hereto as Exhibit 1.2(f), together with such modifications thereto as may be made from time to time in accordance with the terms thereof.

                          (ii)    the following defined terms are hereby amended
in their entirety to provide as follows:

                           "Advances" shall mean and include, without
duplication, the Revolving Advances, the Allstate Factors Advances, the Inventory Value Advances, the Equipment Value Advances and
Letters of Credit.

                           "Borrower" shall have the meaning set forth in the
preamble to this Agreement and shall extend to all permitted successors and assigns. Unless the context otherwise requires, the term "Borrower" shall include Allstate Factors. In certain circumstances in this Agreement and the Other Documents, the term "Borrower" may be followed by words such as "including, without limitation, Allstate Factors" or other words or phrases of similar import. In such circumstances, the reference to "Allstate Factors" is intended to provide emphasis only and not to exclude "Allstate Factors" from the term "Borrower" in other circumstances. In addition, the inclusion of "Allstate Factors" is for emphasis only and is not intended to mean that Allstate Factors has a legal existence separate from that of Borrower.

                           "Cash Collateral Account" shall have the meaning set
forth in Section 2.10(d).

                           "Revolving Advances" shall mean Advances made other
than Letters of Credit, Equipment Value Advances, Inventory Value
Advances and Allstate Factors Advances.

                           (iii)            the word "and" appearing immediately
before clause (n) of the definition of "Permitted Encumbrances" is hereby deleted; clause (n) of the definition of "Permitted Encumbrances" is hereby re-lettered clause (o) and the following new clause (n) is inserted immediately before clause (o) (as re-lettered):

                "(n) Liens on the Republic Collateral in favor of Republic (which Liens may be senior to the Liens thereon in favor of Agent) relating solely to the Republic Collateral, but only to the extent such
                Liens do not secure outstanding Indebtedness for
                  borrowed money by, or actual cash advances by
                 Republic to, Borrower or Allstate Factors; and"

                           (iv)     the definition of "Receivables" is hereby
amended by (x) inserting the words ", without duplication" immediately before clause (a) thereof, (y) re-designating clause (iv) thereof as clause (v) and (z) inserting the following new clause (iv) at the end of clause "(iii)" thereof:

                           "(iv) the Republic Factoring Agreement (including, without limitation, all Amounts Due from Republic)"

                           (v)     Exhibit 1.2(c) attached to the Loan Agreement
is hereby amended to include as a "Factoring Agreement" an agreement in substantially the form attached hereto as Exhibit I and the Republic Factoring Agreement and the Republic Intercreditor Agreement are hereby attached as Exhibits 1.2(e) and 1.2(f), respectively, to the Loan Agreement.

                  (b) Section 2.1(a)(x) of the Loan Agreement is hereby amended by deleting the parenthetical phrase appearing therein and inserting the following in lieu thereof:

                  "(less the sum of the aggregate amount of (I) outstanding Letters of Credit, (II) outstanding Equipment Value Advances,
                  (III) outstanding Inventory Value Advances and (IV) outstanding Allstate Factors Advances"

                  (c) The Loan Agreement is hereby amended by inserting the following new Section 2.2B immediately after Section 2.2A thereof:

                  "2.2B Allstate Factors Advances. (a) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, agrees to make loans to Allstate Factors ("Allstate Factors Advances") in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount (less the sum of the aggregate amount of (I) outstanding Revolving Advances, (II) outstanding Letters of Credit, (III) outstanding Equipment Value Advances and (IV) outstanding Inventory Value Advances) or (y) an amount equal to the lesser of 85% (subject to increase or decrease in the same manner as changes to the Advance Rates under Section 2.1(b) hereof) of (i) the Amounts Due from Republic from time to time or (ii) the aggregate amount from time to time outstanding of actual cash advances by Allstate Factors to Clients secured by the Amounts Due from Republic at such time, less (in either case) such reserves as Agent may reasonably deem proper and necessary from time to time in connection with charges, judgments or other amounts which Agent may have to pay to preserve the Amounts Due from Republic or the priority of the Lien of the Agent therein (preceding clause (y)(i) or (ii), as applicable, the "Allstate Factors Borrowing Base").

         (b) Allstate Factors Advances shall be made on and after the First Amendment Effective Date and thereafter during the Term, subject to the terms hereof. Allstate Factors may use the Allstate Factors Advances by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Allstate Factors Advance requested by Allstate Factors shall, to the extent Lenders make such Allstate Factors Advance, be made available to Allstate Factors on the day so requested by way of credit to

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



         Allstate Factors Operating Account, in immediately available federal or other immediately available funds. The aggregate principal amount of Allstate Factors Advances outstanding on the last day of the Term shall be payable in full upon the expiration of the Term, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement.

                  (d) The Loan Agreement is hereby amended by inserting the following new Section 2.5B immediately after Section 2.5A thereof:

                "Maximum Allstate Factors Advances. The aggregate balance of Allstate Factors Advances outstanding at any time shall not exceed the lesser of (x) the Maximum Revolving Advance Amount less (a) outstanding Revolving Advances, (b) outstanding Letters of Credit, (c) outstanding Equipment Value Advances and (d) outstanding Inventory Value Advances and (y) the Allstate Factors Borrowing Base."

                  (e) Section 2.6 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                           "2.6  Repayment  of Excess  Advances.  The  aggregate
                  balance of Revolving Advances, Equipment Value Advance, Inventory Value Advances and Allstate Factors Advances, as the case may be, outstanding at any time in excess of the maximum permitted under Section 2.4, Section 2.5, Section 2.5A or
                  Section 2.5B, as applicable, shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred."

                  (f) Section 2.8 of the Loan Agreement is hereby amended by inserting the following new clause immediately after clause (c) thereof:

                  "less (d) outstanding Allstate Factors Advances"

                  (g) Section 2.10(c) of the Loan Agreement is hereby amended by inserting the following new clause immediately after clause (iv) thereof:

                  "less (v) outstanding Allstate Factors Advances"

                  (h) Section 2.12 (a) of the Loan Agreement is hereby amended by inserting the words ", Allstate Factors Advance" after the words "Equipment Value Advance" appearing in the first sentence thereof.

                  (i) Sections 2.12(h) and (j) of the Loan Agreement are hereby amended by deleting the words "Revolving Advances" appearing therein and inserting in lieu thereof the words "Advances (other than Letters of Credit)".

                  (j) The first sentence of Section 2.12(k) of the Loan Agreement is amended in its entirety to read as follows:

                  "Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Credit Note, shall, subject to Sections 2.1, 2.2, 2.2A and 2.2B, be applied to the Revolving Advances, Equipment Value Advances, Inventory Value Advances and Allstate Factors Advances, as the case may be, as applicable, pro rata according to the Commitment Percentages of the Lenders."

                  (k) Sections 2.12(l)(i), 2.12(m) and 2.12(n) of the Loan Agreement are hereby amended by inserting the words ", Allstate Factors Advances" after the words "Equipment Value Advances" each place they appear therein.

                  (l) Section 4.4 of the Loan Agreement is hereby amended by inserting the parenthetical phrase "(but subject in all events to the terms of the Republic Intercreditor Agreement)" immediately after the words "Event of Default" appearing therein.

                  (m) Section 4.6 of the Loan Agreement is hereby amended by (x) inserting the words "(but subject in all events to the terms of the Republic Intercreditor Agreement)" after the words "Event of Default" appearing in the fourth sentence thereof and (y) deleting the last sentence thereof in its entirety and inserting the following in lieu thereof:

                  "Following the occurrence and during the continuation of an Event of Default, Borrower shall (except with respect to the Republic Collateral) at Agent's request, and Agent may
                  (subject to the terms of the Republic Intercreditor Agreement), at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into Borrower's possession they and each of them (except to the extent any of them constitute Republic Collateral), shall be held by Borrower in trust as Agent's trustee and (except to the extent any of them constitute Republic Collateral) Borrower shall immediately deliver them to Agent in their original form together with any necessary endorsement."

                  (n) Section 4.15(d) of the Loan Agreement is hereby amended by
(x) inserting the parenthetical phrase "(other than Receivables that constitute Republic Collateral)" immediately after the word "Receivables" appearing in the first sentence thereof and (y) inserting the words "or cause to be deposited in the Allstate Factors Lockbox Account, as the case may be," immediately after the words "Lockbox Account" appearing in the second sentence thereof.

                  (o) Section 4.15(e) of the Loan Agreement is hereby amended by
(x) inserting the parenthetical phrase "(but subject to the terms of the Republic Intercreditor Agreement)" immediately after the words "Event of Default" appearing in the first sentence thereof and (y) by inserting the parenthetical phrase "(subject to the terms of the Republic Intercreditor Agreement)" immediately after the phrase "Agent shall have the sole right" appearing in the second sentence thereof.

                  (p) Section 4.15 (f)(2) of the Loan Agreement is hereby amended by inserting the parenthetical phrase "(but subject in all events to the terms of the Republic Intercreditor Agreement)" immediately after the words "Event of Default" appearing at the end of the introductory paragraph thereof.

                  (q) Sections 4.15(f)(5) and 4.15(g) of the Loan Agreement are hereby amended by inserting the parenthetical phrase "(but subject to the terms of the Republic Intercreditor Agreement)" immediately after the words "Event of Default" each place they appear therein.

                  (r) Section 4.16(a) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "(a) Commencing on the Original Closing Date and for so long as any Obligations are outstanding, Borrower shall deposit within three (3) Business Days following the date of receipt thereof or cause to be deposited directly all cash, checks, notes, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Receivables (other than Amounts Due from Republic and amounts due in respect of the Republic Collateral) into one collection account in Borrower's name at each bank set forth on Schedule
                  4.16 hereto that have no rights of setoff or recoupment or any other claim against such accounts (collectively, the "Lockbox Accounts"). To the extent that any Lockbox Accounts are from time to time maintained at Agent or any other Lender, all cash, checks, notes, drafts and other similar items of payment from time to time deposited in such Lockbox Accounts shall be made available to Borrower for all purposes hereof at the times and in a manner consistent with IBJS's past practices with Borrower.

                  Commencing on the date on which the Republic Factoring Agreement becomes effective and for so long as it remains effective and any Obligations are outstanding, Borrower (including Allstate Factors) shall, at the time and to the extent same would otherwise be available to Borrower (including Allstate Factors) under and in accordance with the Republic Factoring Agreement, cause Republic to deposit all Amounts Due from Republic directly into one collection account in Borrower's (or Allstate Factors' name) maintained at Agent (the "Allstate Factors Lockbox Account"). All amounts from time to time deposited in the Allstate Factors Lockbox Account shall be made available to Allstate Factors for all purposes hereof at the times and in a manner consistent with IBJS's past practices with Borrower's deposits to the Lockbox Account(s). Blocked account arrangements shall be established with the banks at which the Lockbox Accounts and the Allstate Factors Lockbox Account are maintained.

                  At any time when an Event of Default is not continuing, Borrower may pay down the Advances (other than Letters of Credit) by (i) wiring funds from the Lockbox Account or the Allstate Factors Lockbox Account, as the case may be, to Agent's depository account as designated by Agent from time to time (the "Depository Account"), and (ii) providing notice to Agent of such deposit. At any time when an Event of Default is not continuing, Borrower may, in lieu of wiring funds to the Depository Account, cause the transfer of funds in the Lockbox Accounts to the Operating Accounts and funds in the Allstate Factors Lockbox Account to the Allstate Factors Operating Account.

                  At any time when an Event of Default is continuing, all amounts deposited in the Lockbox Accounts and the Allstate Factors Lockbox Account shall on the same day that such amounts are available for transfer, unless the Lockbox Account banks are, or the Allstate Factors Lockbox Account bank is, otherwise instructed by Agent, be deposited via wire transfer, in immediately available funds, into the Depository Account. Notwithstanding the foregoing, unless an Event of Default is continuing under Section 10.1, 10.7 or 10.8 hereof, Allstate Factors shall be permitted to transfer amounts from the Allstate Factors Lockbox Account to the Allstate Factors
                  Operating Account to the extent (but only to the extent) necessary to enable Allstate Factors to remit such amounts to (or for the benefit or account of) Clients of Allstate Factors who have no outstanding loans or advances owing to Allstate Factors.

                  Agent shall give Borrower at least five (5) Business Days notice prior to changing the Depository Account. So long as no Default has occurred, Borrower may open a Lockbox

                  Account with any bank in lieu of or in addition to those listed on Schedule 4.16 hereto; provided, however, that (i) Agent shall have consented to the opening of such Lockbox Account with such bank, and (ii) at the time of the opening of such Lockbox Account Borrower shall deliver to Agent a blocked account agreement duly executed by Borrower and such bank, in form and substance satisfactory to Agent. The Lockbox Accounts and the Allstate Factors Lockbox Account shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Obligations, and in which Borrower will have granted a Lien to Agent for the benefit of Lenders."

                  (s) Section 4.16 of the Loan Agreement is hereby further amended by inserting the following new subsection (d) immediately after subsection (c) thereof:

                  "(d) Borrower (or Allstate Factors) shall maintain an account (the "Allstate Factors Operating Account") at a bank acceptable to Agent in which Agent or Lenders shall from time to time, (i) deposit proceeds of Allstate Factors Advances made pursuant to Section 2.2B hereof to be used for the working capital and general corporate needs of Allstate Factors and (ii) in accordance with Section 4.16(a), cause or permit transfers from the Allstate Factors Lockbox Account. The Allstate Factors Operating Account shall be a cash collateral account, with all cash checks and other similar items of payment in such account securing payment of the Obligations, and in which Borrower (and Allstate Factors) hereby grants a Lien to Agent for the benefit of Lenders, provided that, unless an Event of Default is continuing under
                  Section  10.1,  10.7 or 10.8  hereof,  neither  Agent  nor any
                  Lender shall exercise its rights, remedies or powers with respect to any amounts on deposit in the Allstate Factors
                  Operating Account to the extent (but only to the extent) Allstate Factors is obligated pursuant to one or more Factoring Agreements to remit such amounts to (or for the benefit or account of) Clients of Allstate Factors who have no outstanding loans or advances owing to Allstate Factors.

                  (t) Section 6.4 of the Loan Agreement is hereby amended by inserting the parenthetical phrase (x) "(other than Receivables that constitute Republic Collateral) immediately after the word "Collateral" appearing in clause
(a) thereof, (y) "(except to the extent such Receivables are sold, transferred, conveyed or assigned to Republic in accordance with Section 7.1 hereof)" at the end of clause (b) thereof, and (z) "(other than a Receivable that constitutes Republic Collateral)" immediately after the word "Receivable" appearing in clause (c) thereof.

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




                  (u) Section 7.1 of the Loan Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ix) thereof and inserting in lieu thereof "," and (ii) inserting the following new clause (xi) immediately after clause (x) thereof:

                  "and (xi) Borrower (or Allstate Factors) may sell, transfer, convey, assign or otherwise dispose of Receivables to Republic but only if (i) such Receivables are acquired by Allstate Factors pursuant to a Factoring Agreement with a Client of Allstate Factors, (ii) such sale, transfer, conveyance, assignment or other disposition is made to Republic pursuant to the Republic Factoring Agreement, and (iii) the Republic Intercreditor Agreement is in full force and effect"

                  (v) Section 7.8 of the Loan Agreement is hereby amended by (i) inserting immediately after the date "December 31, 1996" appearing in clause
(iv) thereof the phrase "and credit balances and other amounts due to Clients of Allstate Factors under and in accordance with the applicable Factoring Agreements as long as such credit balances and other amounts are reflected on Borrower's balance sheet in accordance with generally accepted accounting principles", (ii) deleting the word "and" appearing at the end of clause (x) thereof and (iii) inserting the following new clause (xii) immediately after clause (xi) thereof:

                  "and (xii) Indebtedness to Republic under and in accordance with the Republic Factoring Agreement other than Indebtedness for borrowed money or actual cash advances by Republic to Borrower (or Allstate Factors)"

                  (w) Section 7.9 of the Loan Agreement is hereby amended by (i) deleting the date "December 31, 1993" appearing in the first sentence thereof and inserting in lieu thereof the date "December 31, 1996" and (ii) inserting the following new sentence at the end thereof:

                  "Notwithstanding the foregoing, Borrower (through Allstate Factors) may expand its business (as constituted on the Effective Date) to include traditional factoring products and services and other reasonably related or incidental products and services.

                  (x) Section 7.19(d) of the Loan Agreement is hereby amended by inserting the following new, stand-alone sentence at the end thereof:

                  "For purposes of Section 7.19(d)(ii), "Receivables" shall not include Amounts Due from Republic and "Account Debtor" shall not include Republic."


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



                  (y) Section  8.2(c) of the Loan Agreement is hereby amended by
(i) deleting the word "or" before the words "Section 2.5A" and inserting in lieu thereof "," and (ii) inserting the words "or Section 2.5B" immediately before the word "hereof" appearing therein.

                  (z) Section 9.2 of the Loan Agreement is hereby amended by inserting the following sentence immediately after the first sentence thereof:

                  "Within three (3) business days of receipt by Borrower, Borrower shall deliver to Agent a copy of each monthly statement received from Republic (together with all pertinent supporting documentation received from Republic)."

                  (aa) Section 11.1 of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

                  "Notwithstanding  anything to the  contrary  contained in this
                  Article XI, the rights, remedies and powers of Agent or any Lender shall, as they relate to Receivables sold, transferred, conveyed or assigned to Republic in accordance with Section
                  7.1 hereof, be subject to the terms of the Republic Intercreditor Agreement."

                  (bb) Section 11.3 of the Loan Agreement is hereby amended by inserting after the words "Agent and such Lender shall" the following clause:

                  ", subject to Sections 4.16(a) and 4.16(d) as same relate to transfers from the Allstate Factors Lockbox Account into the Allstate Factors Operating Account and from the Allstate Factors Operating Account to (or for the benefit or account of) Clients of Allstate Factors who have no outstanding loans or advances owing to Allstate Factors,"

                  3. Each Lender, by its signature hereto, authorizes and directs Agent to execute and deliver the Republic Intercreditor Agreement and to take such actions from time to time as Agent deems necessary or appropriate to comply with the terms thereof.

                  4. Conditions of Effectiveness. This First Amendment shall become effective as of the date first above written (the
"First Amendment Effective Date") upon receipt by Agent of a copy of this First Amendment duly executed by Borrower and each Lender and consented to by each of the Guarantors.

                  5.       Representations and Warranties.       Borrower hereby
represents and warrants as of the First Amendment Effective Date as follows:

                  (a) This First Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) After giving effect to this First Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and the Security Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the First Amendment Effective Date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist, in each case, after giving effect to this First Amendment.

                  (d) Borrower has no defense, counterclaim or offset to the Obligations.

                  6.       Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended hereby, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  7. Governing Law. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  8.       Headings.    Section headings in this First Amendment
are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

                  9.       Counterparts; Telecopy Signatures.         This First
Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  IN  WITNESS  WHEREOF,   the  parties  hereto,  by  their  duly
authorized officers, have executed this First Amendment as of the day and year first above written.

                                      IBJ SCHRODER BANK & TRUST
                                      COMPANY, as Agent and Lender


                                      By
                                        Name:
                                        Title:

                                      NATIONAL BANK OF CANADA, a
                                      Lender


                                      By
                                        Name:
                                        Title:


                                      By
                                        Name:
                                        Title:



                                      ALLSTATE FINANCIAL CORPORATION


                                      By
                                        Name:           Craig Fishman
                                        Title:          President

CONSENTED AND AGREED TO:

LIFETIME OPTIONS, INC., A
VIATICAL SETTLEMENT COMPANY


By
  Name:           Craig Fishman
  Title:          President

PREMIUM SALES NORTHEAST, INC.                      SETTLEMENT SOLUTIONS, INC.


By                                                 By
  Name:           Craig Fishman                    Name:          Craig Fishman
  Title:          President                        Title:         President

RECEIVABLE FINANCING CORPORATION


By
  Name:           Craig Fishman
  Title:          President

BUSINESS FUNDING OF FLORIDA, INC.


By
  Name:           Craig Fishman
  Title:          President

BUSINESS FUNDING OF AMERICA, INC.


By
  Name:           Craig Fishman
  Title:          President

AFC HOLDING CORPORATION


By
  Name:           Craig Fishman
  Title:          President

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